UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2011

Verso Paper Corp.
 (Exact name of registrant as specified in its charter)

Commission File Number: 001-34056

Delaware	75−3217389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400	(901) 369-4100
Memphis, Tennessee 38115-4436	(Registrant’s telephone number,
(Address of principal executive offices) (Zip Code)	including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 7, 2011, Verso Paper Corp. issued a news release announcing its earnings for the third quarter of 2011.  A copy of the news release is included as Exhibit 99.1 to this report. This information, furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso Paper Corp.’s previous or future filings under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits.

(d)      Exhibits

          The following exhibit is included with this report.

Exhibit
Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2011
VERSO PAPER CORP.

	By:	/s/ Michael A. Jackson
Michael A. Jackson
President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release issued by Verso Paper Corp. on November 7, 2011.